Note 20 - Loans and borrowings	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Text Block]
20 Loans and borrowings

	As of December 31,
	2011	2012
	$	$
Current
Bank overdrafts	1,876,430	480,916
Revolving term loans	2,389,790	4,580,403
Term loan, current portion	514,961	543,105
Loan from related party	–	518,500
	4,781,181	6,122,924

Non-current
Term loan, non current portion	511,878	–
	5,293,059	6,122,924

The Group’s subsidiary in Singapore, InnoForm has $7.7 million (SGD10.0 million) credit facility and a $1.5 million (SGD2.0 million) term loan, from a bank in Singapore. The facilities are secured by a corporate guarantee from MNC.

The details of bank facilities utilized are as follow:

•	As of December 31, 2011 and 2012, InnoForm has utilized $1.9 million (SGD2.4 million) and $0.5 million (SGD0.6 million) of the overdraft facility respectively

•
As of December 31, 2011 and 2012, InnoForm has utilized revolving term loans facility of $2.4 million (SGD3.1 million) and $4.6 million (SGD5.6million) respectively. The revolving term loans are of three-months and six-months tenor. Interest rates are by quotation from the bank payable quarterly in arrears. The effective interest rate was 4.02%, 4.02% and 4.00% for years ended December 31, 2010, 2011 and 2012 respectively.

•
$1.5 million (SGD2.0 million) term loan was extended to InnoForm in October 2010. Term loan is repayable in quarterly installments of $0.1 million (SGD 0.2 million), over 3 years. As of December 31, 2011 and 2012, $1.0 million (SGD 1.3 million) and $0.5 million (SGD 0.7 million) of the term loan was outstanding respectively.  The financial covenants require InnoForm to maintain a minimum consolidated net worth, and a consolidated gearing ratio. InnoForm did not breach the financial covenants for 2012. The interest on the outstanding loan balance is based on the bank’s floating rate plus a margin of 4.0% p.a.

In 2012, PT Linktone obtained a loan of $518,500 (IDR 5.0 billion) from MNC at interest rate of 8% per annum.